OPERATING LEASES	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
OPERATING LEASES

14.	OPERATING LEASES

Rental income

The minimum contractual future revenues to be received on time charters in respect of vessels owned and operated as of December 31, 2014, were as follows:

Year ending December 31,	Total
(in thousands of $)
2015	10,341
2016 and thereafter	—
Total	10,341

The cost and accumulated depreciation of vessels leased to third parties at December 31, 2014 and 2013 were $471.5 million and $35.5 million, and $190.4 million and $29.3 million, respectively.

Rental expense

Charter hire payments for certain contracted in vessels are accounted for as operating leases. Additionally, we are committed to making rental payments under operating leases for office premises.  The future minimum rental payments under our non-cancellable operating leases are as follows:

Year ending December 31,	Total
(in thousands of $)
2015	27,816
2016	33,724
2017	28,414
2018	875
2019	695
2020 and thereafter	58
Total minimum lease payments (1)	91,582

(1) The above table includes operating lease payments to Golar Partners relating to the Option Agreement entered into in connection with the disposal of the Golar Grand in November 2012. In the event that the charterer does not renew or extend its charter beyond February 2015, Golar Partners has the option to require us to charter the vessel through to October 2017.  Golar Partners exercised this option in February 2015. (See note 36)

Total rental expense for operating leases was $0.6 million, $0.7 million and $0.7 million for the years ended December 31, 2014, 2013 and 2012, respectively.